COCRYSTAL
PHARMA, INC.

Potent antivirals to combat some of the most serious diseases facing humanity



Investor Presentation
January 2025

Nasdaq: COCP
www.cocrystalpharma.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including our development pipeline; our technology platform's ability to produce viable drug candidates at reduced development timelines and costs; development efforts in our clinical programs, including our ongoing Phase 2a study for oral influenza PB2 inhibitor; our ongoing Phase 1 study with 3CL protease inhibitor for coronavirus and norovirus; and the expected sufficiency of our cash balance to fund our planned operations.

Forward-looking statements are prefaced by words such as "anticipate," "expect," "plan," "could," "may," "will," "should," "would," "intend," "seem," "potential," "appear," "continue," "future," believe," "estimate," "forecast," "project," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the risks arising from any future interest rate increases in response to inflation, uncertainty in the financial markets, the possibility of a recession and the geopolitical conflicts in Israel and Ukraine on our Company, our collaboration partners, and on the U.S., UK, Australia and global economies, our ability to proceed with studies including recruiting volunteers for and procuring or manufacturing materials for such studies by our clinical research organizations and vendors, the results of our CRO's studies referred to above, our and our collaboration partners' technology and software performing as expected and maintenance and protection of related intellectual property rights, financial difficulties experienced by certain partners and our ability to secure and maintain new collaboration partners, general risks arising from clinical trials, receipt of regulatory approvals, regulatory changes, development of effective treatments and/or vaccines by competitors, including as part of the programs financed by the U.S. government, and potential mutations in the viruses we are targeting which may result in variants that are resistant to a product candidate we develop. Further information on our risk factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

About Cocrystal Pharma

Applying powerful, proprietary drug discovery platform technology to develop first- and best-in-class broad-spectrum antiviral drugs

Advancing programs in high-value antiviral drug targets

- Influenza
- Norovirus
- Coronavirus and respiratory viruses

Drug candidates with clinically validated mechanisms of action

- Effectively cure viral diseases
- Broad-spectrum and potent antiviral activity
- Designed to be effective for emerging variants and existing drug-resistant viruses
- Multiple routes of administration (oral, inhalation, and injectable)

Proprietary drug discovery platform technology

- Unique drug discovery platform technology developed with Nobel Prize-winning technology

Investment Highlights

- Targeting multibillion-dollar, global markets for the treatment of acute and pandemic viral diseases
- Proprietary structure-based drug discovery platform technology provides opportunity for discovery and development of novel, broad-spectrum drug candidates
- Advancing multiple clinical programs
  - Oral influenza PB2 inhibitor CC-42344 – Phase 2a study continues in 2025
  - First-in-class dual oral norovirus and coronavirus protease inhibitor CDI-988 – Phase 1 study interim data available
- Developing multiple discovery programs for respiratory viral diseases
  - Pan-viral protease inhibitors and influenza replication inhibitors
- Exploring pandemic preparedness collaboration opportunities
- Seasoned leadership includes experienced management, senior scientists and two Nobel laureates
- Cost-efficient operations and clean capital structure; cash sufficient to fund planned operations

COCRYSTAL PHARMA, INC.

Multiple clinical assets poised to deliver significant growth


Program
Candidate
Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Influenza A
Oral PB2 inhibitor CC-42344
Inhaled PB2 inhibitor CC-42344
Influenza A/B
Replication inhibitors
Norovirus & Coronavirus
Oral Pan-viral protease inhibitor CDI-988
Norovirus
Replication inhibitors
Respiratory viruses
Pan-viral inhibitors

Proprietary Drug Discovery Platform Technology for Direct-Acting Antivirals

Cocrystal's technology platform provides potential for novel drug candidates at reduced development timelines and costs



Grow drug target X-ray crystals
Select drug binding pocket
Hit-to-lead process
Lead optimization
Direct-Acting Antiviral
Drug Candidate

Provide high-resolution 3D structures of drug target

Urgent Unmet Need for Safe, Effective, Broad-Spectrum, Pan-Viral Therapies

- Urgent health risks with newly emerging pandemic viral outbreaks[1,2]
  - Significant delay of effective new antiviral therapeutics and vaccine development
  - Challenging issues with current drug discovery approach – one-target/one-drug paradigm
- Significant advantages of Cocrystal's pan-viral drug discovery approach
  - Cocrystal's proprietary structure-based drug design platform technology enables simultaneous drug design on the highly conserved regions of multiple viral drug targets
  - First pan-viral clinical drug candidate CDI-988 developed for the treatment of both norovirus and coronavirus infections
  - Facilitates the rapid development and may allow expedited regulatory pathways (fast track and/or breakthrough designation, and emergency use authorization)

[1] Accelerating antiviral drug discovery: lessons from COVID-19 https://www.nature.com/articles/s41573-023-00692-8
[2] The urgent need for pan-antiviral agents: from multitarget discovery to multiscale design https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7682558/

Pandemic and Seasonal Influenza Program



Pandemic and Seasonal Influenza: A Major Global Health Concern

- 1 billion cases, 3-5 million severe illnesses and up to 650,000 deaths worldwide annually[1]
- Not well managed with currently approved vaccines having only 40-60% effectiveness[2]
- On average ~8% of the U.S. population contracts influenza each season[3]
- Influenza is responsible for ~$10.4 billion in direct costs for hospitalizations and outpatient visits for adults in the U.S. annually
- Only influenza A causes pandemic flu and is responsible for majority of seasonal influenza infections[1]
- Potential emerging pandemic influenza A strains and drug-resistant strains against approved influenza antivirals, Tamiflu® and Xofluza ®
  - Tamiflu has long history of drug resistance[5]
  - Xofluza has shown emergence of drug resistant mutations[6]

[1] World Health Organization (WHO) (March 2019): https://www.who.int/news-room/fact-sheets/detail/influenza-(seasonal)
[2] Center for Disease Control and Prevention (CDC): Vaccine Effectiveness: How Well Do Flu Vaccines Work?: https://www.cdc.gov/flu/vaccines-work/vaccineeffect.htm
[3] CDC Seasonal Flu Microsite
[4] CDC: Make It Your Business to Fight the Flu
[5] ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome: https://www.sciencedaily.com/releases/2014/03/140331114237.htm
[6] NEJM Journal Watch (September 2018) A Promising Drug for Influenza?: https://www.jwatch.org/na47413/2018/09/12/promising-drug-influenza

COCRYSTAL PHARMA, INC.

Influenza Development Programs Focused on Therapeutic Inhibitors

Clinical assets for pandemic and seasonal influenza

Oral PB2 inhibitor
CC-42344

- Ongoing Phase 2a study
- Potent broad-spectrum activity
- Inhibits activity in the avian influenza A (H5N1) PB2 protein
- Favorable safety profile and tolerability
- Potential for best-in-class

Promising Early-Stage Programs

Replication inhibitors

- Discovery ongoing
- Potent broad-spectrum activity against influenza A and B strains
- Novel mechanisms of action

CC-42344 Shows Broad-Spectrum Antiviral Activity Against Pandemic and Seasonal Influenza A Strains

Influenza serotype	Strain	CC-42344, EC_{50} nM
H1N1	A/PR/8/34	1
Pandemic H1N1	California/04/2009	0.5
H1N1	A1/Denver/1/57	3
H1N1	A/Fort Monmouth/1/47	2
H1N1	A/NY/18/09	5
H3N2	A/AICHI/2/68	0.2
Highly pathogenic Avian H5N1	Duck/MN/1524/81	<3.2
Highly pathogenic Avian H5N1	Hong Kong/213/2003	4.5
Highly pathogenic Avian H5N1	Thailand/16/2004	<3.2
Highly pathogenic Avian H7N7	Netherlands/219/2013	5.6
Highly pathogenic Avian H7N9	Anhui/1/2013	<3.2
H1N1- Oseltamivir resistant	A/HK/2369/09 H274Y	9
H3N2-Oseltamivir resistant	A/Wuhan/395/95	0.5
H1N1- Baloxavir resistant (I38T)	A/PR/8/34 I38T	0.5

CC-42344 Binds to Highly Conserved Active Site of Influenza A PB2 Protein

Cocrystal proprietary drug discovery platform technology



Highly pathogenic influenza A strains

H1N1


H432
F325
M431
CC-42344
F323
R355
H357
F363
E361
S337

H5N1


H432
F325
N429
M431
CC-42344
F323
R355
H357
F363
E361
S337

H7N9


H432
N429
F325
CC-42344
F323
R35
5
H357
F363
E361
S337

COCRYSTAL PHARMA, INC.

CC-42344 Binds to 2024 Texas Avian Influenza H5N1 PB2 Active Site

Avian influenza A (H5N1) infection in dairy cows and human cases



By Year
Aggregate All Selected
Map Legend
0 cases
1 - 5 cases
6 - 10 cases
> 10 cases
AK
HI
PR
DC

https://www.cdc.gov/bird-flu/situation-summary/mammals.html

First cocrystal structure of 2024 H5N1:CC-42344



2024 HPAI:CC-42344 crystals

Mutations



Cocrystal influenza antiviral CC-42344

CC-42344 Shows Potent Antiviral Activity in Influenza-Infected Human Lung Epithilium

Uninfected human bronchial airway epithelia



Influenza A H1N1 infection


Cells are killed by H1N1 virus, and most cilia are destroyed
No CC-42344


CC-42344 treatment

- Favorable safety profile: No toxicity in CC-42344-treated human lung epithelium
- Showed potent antiviral activity in influenza A (H1N1)-infected human lung epithelium

COCRYSTAL PHARMA, INC.

CC-42344: Potential Influenza Therapeutic Treatment

- Favorable safety profile and tolerability
- Potent, broad-spectrum activity against pandemic and seasonal strains
- High barrier to resistance
- Oral CC-42344: Human challenge Phase 2a study ongoing in UK
- Oral CC-42344: FDA feedback provides improved clarity on regulatory path and requirements for oral CC-42344 Phase 2b trial

Norovirus and Coronavirus Program Overview



Norovirus Infection: No Approved Treatments or Vaccines Available



Norovirus
Leading causative agent of acute viral gastroenteritis
700M
Infections annually worldwide
$60B
Estimated cost annually worldwide
7
Norovirus GII.4 pandemic outbreaks
109K
Hospitalizations annually in the US
>19M
Reported cases annually in the US

CDC: Norovirus Disease in the United States https://www.cdc.gov/norovirus/burden.html

Significant Unmet Need for New Antivirals to Combat Norovirus Infections

- Highly contagious virus that causes symptoms of acute gastroenteritis including nausea, vomiting, stomach pain and diarrhea
  - Transmissible by infected person, contaminated food or water, or touching contaminated surfaces
- Major cause of gastrointestinal illness in closed and crowded environments including hospitals, nursing homes, childcare facilities, military facilities and cruise ships
- Worldwide norovirus-related healthcare and lost productivity costs of ~$60 billion dollars
- GII.4 noroviruses have caused the majority of recent norovirus outbreaks worldwide
- No approved antivirals or vaccines for norovirus

CDC: Norovirus Disease in the United States *https://www.cdc.gov/norovirus/burden.html*
National Foundation for Infections Diseases https://www.nfid.org/infectious-disease/norovirus/

COCRYSTAL PHARMA, INC.

Cocrystal Viral Protease Inhibitors Block the Essential Replication Process



Norovirus or SARS-CoV-2
Infected cell
Membrane fusion
Endocytosis
Uncoating
RNA
Polyproteins
Non-structural proteins
RNA
Structural proteins
Assembly and Release
Translation
Proteolysis
Replication
Translation
Main (3CL) protease inhibitor

COCRYSTAL PHARMA, INC.

First-in-Class Pan-Viral Protease Inhibitor CDI-988 for Treatment of Norovirus and COVID infections

CDI-988, pan-viral protease inhibitor


SARS-CoV-2

CDI-988, pan-viral protease inhibitor


Sidney (2015)
MD145 (1987)
Far. Hills (2002)

Cocrystal structures of Pandemic Norovirus and SARS-CoV-2 with CDI-988

- Developed using Cocrystal's proprietary drug discovery platform technology
- Binds to a highly conserved region required for viral proteases
- Exhibits pan-viral antiviral activity against pandemic norovirus and coronavirus strains
- Demonstrated a favorable safety profile

Accelerating Progress with First-in-Class Oral Pan-Viral Protease Inhibitor CDI-988: Phase 1 Near Completion

Phase 1 study in healthy participants to evaluate the safety, tolerability and PK of CDI-988

- Single-center, randomized, double-blind, placebo-controlled
- Single-ascending dose and multiple-ascending dose cohorts; 7-day nontreatment follow-up period
- Healthy adult volunteers
- Each cohort comprised 8 participants (6 on CDI-988; 2 on placebo)


COMPLETE
Single-ascending dose (SAD)
100 mg
200 mg
400 mg
600 mg
1200 mg
5 cohorts of 8 participants each
COMPLETE
Multiple-ascending dose (MAD)
200 mg
400 mg
800 mg
1200 mg
4 cohorts of 8 participants each

- All dose cohorts well tolerated; No treatment-related study discontinuations
- No serious adverse effects (SAEs)
- Few overall AEs: Most commonly occurring treatment-related AE was headache
- Next step in clinical development: human challenge study in norovirus-infected subjects

Experienced Board of Directors

Roger Kornberg, Ph.D. *Co-founder, Chairman of the Board & Chairman of the Scientific Advisory Board*	• Nobel Laureate in Chemistry - the process by which genetic information from DNA is copied to RNA • Welch Prize – highest award granted in the field of chemistry in the U.S. • Leopald Mayer Prize – highest award granted in the field of biomedical sciences from the French Academy of Sciences
Steve Rubin *Vice Chairman*	• EVP-Administration & Director of OPKO Health, Inc. • Former SVP & General Counsel of IVAX Corporation; SVP & General Counsel of Telergy Inc.
Phillip Frost, M.D. *Director*	• Chairman & CEO of OPKO Health, Inc. • Former Chairman of Teva Pharmaceuticals; Chairman and CEO of IVAX Corporation – sold for $7.4 billion • Board of Regents of Smithsonian Institution; Board of Trustees of University of Miami; Trustee of Scripps Research Institutes
Fred Hassan *Director*	• Chairman of the investment firm Caret Group; Director of global private equity firm Warburg Pincus LLC • Former Chairman & CEO of Schering-Plough – acquired by Merck • Former Chairman & CEO of Pharmacia Corporation; senior positions at Wyeth & Sandoz Pharmaceuticals
Anthony Japour, M.D. *Director*	• President, CEO & Director of iTolerance • Former CEO of AdvancedDx Biological Laboratories-USA; Medical Director of ICON plc • Former with Elite Health Medical Group specializing in infectious diseases
Richard C. Pfenniger, Jr. *Director*	• Director of OPKO Health, GP Strategies Corporation & Asensus Surgical, Inc. • Former Chairman, CEO & President of Continucare Corporation; CEO & Vice Chairman of Whitman Education Group. • Former COO, SVP-Legal Affairs & General Counsel of IVAX Corporation

Seasoned Leadership

Management

Sam Lee, Ph.D.
Co-Chief Executive Officer & President

25+ years of anti-infective drug discovery research experience, including HCV and influenza antivirals; played key role in early development of phosphoinositide 3-kinase (PI3K) delta inhibitor, Zydelig

James J. Martin, MBA, CPA
Co-Chief Executive Officer & Chief Financial Officer

25+ years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

Scientific Advisory Board

Roger Kornberg, Ph.D.
Chairman of the Board, Chairman of the Scientific Advisory Board
- Professor
  Stanford University School of Medicine
- Nobel Laureate

Michael Levitt, Ph.D.
Member
- Professor
  Stanford University School of Medicine
- Nobel Laureate

Baek Kim, Ph.D.
Member
- Director of Center for Drug Discovery
  Emory University

Bob Lehman, Ph.D.
Member
- Professor (Emeritus)
  Stanford University School of Medicine

Gary Schoolnik, M.D.
Member
- Professor (Emeritus)
  Stanford University School of Medicine

Roland Strong, Ph.D.
Member
- Professor
  Fred Hutchinson Cancer Research Center

Christophe Verlinde, Ph.D.
Member
- Professor (Emeritus)
  University of Washington

Expanding Intellectual Property Portfolio

Coronavirus
- Issued patents in U.S. and major countries
- Pending U.S. provisional applications

Pandemic Influenza A
- PB2 (influenza A inhibitor)
  - Pending applications in PCT and Taiwan
  - Pending U.S. provisional applications

Influenza A/B
- Influenza A/B inhibitor
- Pending applications in U.S. and worldwide

Norovirus
- Issued patents in U.S. and major countries
- Pending U.S. provisional applications

HCV
NS5B (NNI)
- Issued patents in U.S.
- Pending applications in U.S. and worldwide
- Pending U.S. provisional application

COCRYSTAL PHARMA, INC.

2025 Clinical Milestones

- **CDI-988** as oral treatment and prophylaxis for noroviruses, coronaviruses and other viral infections
  - ✓ Interim topline Phase 1 study results
  - Phase 1 results including higher-dose cohort
  - FDA pre-IND meeting
  - FDA IND submission
  - Enrollment initiation in norovirus challenge study

- **CC-42344** as an oral treatment of pandemic and seasonal influenza A
  - ✓ Continuation of Phase 2a influenza challenge study

Financial Snapshot

~$25 Million
Market cap[1]

42,000
Average 3 month daily share volume[1]

$13.0 Million
Cash/equivalents as of September 30, 2024

10.2 Million
Common shares outstanding

10.3 Million
Fully diluted shares

- Clean balance sheet
  - No preferred shares
  - No debt
- Cash sufficient to fund planned operations

[1] Yahoo Finance (January 6, 2025)

Investment Highlights

- Targeting multibillion-dollar, global markets for the treatment of acute and pandemic viral diseases
- Proprietary structure-based drug discovery platform technology provides opportunity for discovery and development of novel, broad-spectrum drug candidates
- Advancing multiple clinical programs
- Developing multiple discovery programs for respiratory viral diseases
- Exploring pandemic preparedness collaboration opportunities
- Seasoned leadership includes experienced management, senior scientists and two Nobel laureates
- Cost-efficient operations and clean capital structure; cash sufficient to fund planned operations